Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

26. Subsequent events

On February 13, 2014, our shareholders approved the announced acquisition of ILFC at an Extraordinary General Meeting of Shareholders. The ILFC Transaction, which is expected to close in the second quarter of 2014, remains subject to receipt of necessary regulatory approvals and satisfaction of other customary closing conditions.

On March 11 2014, we signed a new $2.75 billion revolver facility which will come into effect upon closing of the ILFC Transaction with a term of 4 years from that closing date. In connection with this facility coming into effect, the Citi revolving credit facility of AerCap will be terminated, together with an existing ILFC $2.3 billion revolving credit facility (2012 Credit Facility).